Exhibit 10.1

THIRD AMENDMENT

Dated as of February 16, 2021

to the

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

among

AVIS BUDGET HOLDINGS, LLC,

AVIS BUDGET CAR RENTAL, LLC,

as Borrower,

AVIS BUDGET GROUP, INC.,

The Subsidiary Borrowers from Time to Time Parties Hereto,

The Several Lenders from Time to Time Parties Hereto,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

DEUTSCHE BANK SECURITIES INC.,

as Syndication Agent,

CITIBANK, N.A.,

BANK OF AMERICA, N.A.,

BARCLAYS BANK PLC,

and

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Co - Documentation Agents,

Dated as of February 13, 2018

THIRD AMENDMENT

THIRD AMENDMENT, dated as of February 16, 2021 (this “Amendment”), among AVIS BUDGET HOLDINGS, LLC (“Holdings”), AVIS BUDGET CAR RENTAL, LLC (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, reference is hereby made to the Fifth Amended and Restated Credit Agreement dated as of February 13, 2018 (as amended by the First Amendment, dated as of February 6, 2020, the Second Amendment, dated as of April 27, 2020, and as otherwise heretofore amended, supplemented or otherwise modified from time to time, the “Existing Credit Agreement” and, as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among others, Holdings, the Borrower, Avis Budget Group, Inc., the subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto (the “Lenders”) and the Administrative Agent; and

WHEREAS, pursuant to Section 10.1 of the Existing Credit Agreement, the Borrower has requested to amend certain provisions of the Existing Credit Agreement, and the Administrative Agent and the Required Lenders have agreed, upon the terms and subject to the conditions set forth herein, to amend those certain provisions of the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement as amended hereby.

SECTION 2. Amendments of the Existing Credit Agreement.

(a) Section 7.1(a)(i) of the Existing Credit Agreement is hereby amended by amending and restating the proviso contained therein in its entirety as follows: “; provided that for the purpose of calculating the Consolidated First Lien Leverage Ratio in this Section 7.1(a)(i), (i) for the fiscal quarter ending June 30, 2021, Consolidated EBITDA will be calculated as the greater of (x) Consolidated EBITDA for such period of four consecutive fiscal quarters of the Borrower ending with such fiscal quarter and (y) Consolidated EBITDA for the two fiscal quarters ended March 31, 2021 and June 30, 2021 multiplied by two and (ii) for the fiscal quarter ending September 30, 2021, Consolidated EBITDA will be calculated as the greater of (x) Consolidated EBITDA for such period of four consecutive fiscal quarters of the Borrower ending with such fiscal quarter and (y) Consolidated EBITDA for the three fiscal quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 multiplied by four thirds.”

(b) Section 7.2(cc) of the Existing Credit Agreement is hereby amended by inserting “and any Permitted Refinancing thereof” immediately after “Additional Specified Indebtedness”.

(c) Each amendment of the Existing Credit Agreement set forth in this Section 2 is subject to the satisfaction of the conditions set forth in Section 4 of this Amendment.

SECTION 3. Representations and Warranties. On and as of the date hereof, the Borrower hereby (a) confirms, reaffirms and restates that each of the representations and warranties set forth in Section 4 of the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects except to the extent that such representations and warranties expressly relate solely to a specific earlier date, and except for any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect,” or similar language, in which case the Borrower hereby confirms, reaffirms and restates that such representations and warranties are true and correct in all respects and (b) represents and warrants that no Default or Event of Default has occurred and is continuing or would immediately result from this Amendment.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions (the date on which such conditions are satisfied, the “Third Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings and the Borrower.

(b) The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by Lenders constituting the Required Lenders.

(c) The Administrative Agent shall have received all fees required to be paid to the Administrative Agent and the Lenders in connection herewith, accrued reasonable and documented out-of-pocket costs and expenses (including, to the extent invoiced in advance, reasonable legal fees and out-of-pocket expenses of one firm of counsel) and other compensation due and payable to the Administrative Agent and the Lenders on or prior to the Third Amendment Effective Date.

(d) No Default or Event of Default shall have occurred and be continuing or would immediately result from this Amendment.

(e) Each of the representations and warranties set forth in Section 4 of the Credit Agreement (as amended by this Amendment) shall be true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the Third Amendment Effective Date as if made on such date, except to the extent that such representations and warranties expressly relate solely to a specific earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date and in all respects if any such representation and warranty is qualified by materiality).

SECTION 5. Continuing Effect; No Other Amendments or Consents.

(a) Except as expressly provided herein, all of the terms and provisions of the Existing Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Existing Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to consent to any action requiring consent under any other provisions of the Existing Credit Agreement or the same subsection for any other date or time period. Upon the effectiveness of the amendments set forth herein, on and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement, the Security Documents or the other Loan Documents or a novation of the Credit Agreement or any other Loan Document. The obligations outstanding under or of the Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Loan Documents.

(c) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one firm of counsel to the Administrative Agent in accordance with the terms in the Credit Agreement.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile and electronic (e.g. “.pdf”, or “.tif”) transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent.

SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AVIS BUDGET HOLDINGS, LLC

By:	/s/ David T. Calabria
Name: David T. Calabria
Title: Senior Vice President and Treasurer

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ David T. Calabria
Name: David T. Calabria
Title: Senior Vice President and Treasurer

[Signature Page – Third Amendment to Avis Fifth Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page – Third Amendment to Avis Fifth Amended and Restated Credit Agreement]

[Lender signature pages omitted]